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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 5, 2001


                               Candela Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      0-14742                  04-2477008
----------------------------        ---------------         --------------------
(State of other jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                   Number)             Identification No.)


     530 Boston Post Road
     WAYLAND, MASSACHUSETTS                            01778
     ----------------------                            -----
     (Address of principal                           (zip code)
      Executive Offices)


       Registrant's telephone number, including area code: (508) 358-7400




                  TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES 4
                         EXHIBIT INDEX APPEARS ON PAGE 3



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Item 5. OTHER EVENTS

     On October 5, 2001, Candela Corporation ("Candela") announced that it intends to terminate its distribution agreement with Physician Sales & Service, Inc., ("PSS") as of October 2, 2002. A copy of the Press Release announcing Candela's intent to terminate the relationship with PSS is attached hereto as
Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS.

EXHIBIT NO.                         EXHIBIT

  99.1 Press Release, dated October 5, 2001, announcing Candela's intent to terminate its distribution agreement with PSS.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2001                          CANDELA CORPORATION



                                    By:  /S/ F. PAUL BROYER
                                         ----------------------------------
                                         F. Paul Broyer
                                         Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.                     EXHIBIT DESCRIPTION                        PAGE

99.1       Press Release, dated October 5, 2001, announcing Candela's        4
           intent to terminate its distribution agreement with PSS.




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